Victory Funds

Victory CEMP Multi-Asset Balanced Fund

Supplement Dated February 26, 2016 to the

Prospectus and Summary Prospectus Dated October 28, 2015, as supplemented

Reorganization of Victory CEMP Multi-Asset Balanced Fund into Victory Strategic Allocation Fund

At a meeting held on February 17, 2016, the Boards of Trustees (the “Board”) of Victory Portfolios and Victory Portfolios II (collectively, the “Trusts”) approved the reorganization of the Victory CEMP Multi-Asset Balanced Fund, a series of Victory Portfolios II, into the Victory Strategic Allocation Fund, a series of Victory Portfolios.  Pursuant to an agreement and plan of reorganization approved by the Board, the reorganization will consist of: (1) the transfer of all, or substantially all, of the assets of the Victory CEMP Multi-Asset Balanced Fund to the Victory Strategic Allocation Fund in exchange for shares of the Victory Strategic Allocation Fund, and the assumption by the Victory Strategic Allocation Fund of the liabilities of the Victory CEMP Multi-Asset Balanced Fund; and (2) the distribution of shares of the Victory Strategic Allocation Fund to the shareholders of the Victory CEMP Multi-Asset Balanced Fund in complete liquidation of the Victory CEMP Multi-Asset Balanced Fund.

In reaching its decision, the Board, including all of the Trustees who are not “interested persons” of the Trusts (as that term is defined in the Investment Company Act of 1940), evaluated information concerning the proposed reorganization that it viewed as sufficient to determine that the proposed reorganization: (1) is in the best interest of both the Victory CEMP Multi-Asset Balanced Fund and Victory Strategic Allocation Fund; and (2) will not dilute the interests of shareholders of either Fund.  It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

The reorganization is subject to approval of the shareholders of the Victory CEMP Multi-Asset Balanced Fund. Accordingly, the Board will call a meeting of shareholders of the Victory CEMP Multi-Asset Balanced Fund to approve the reorganization.  Additional information regarding the reorganization and shareholder meeting, which are expected to occur in June 2016, will be included in a proxy statement/prospectus to be mailed to shareholders of the Victory CEMP Multi-Asset Balanced Fund as of the record date disclosed in the proxy statement/prospectus.

If approved by shareholders, shares of the Victory CEMP Multi-Asset Balanced Fund will be automatically exchanged on a tax-free basis for shares of the Victory Strategic Allocation Fund on the closing date of the reorganization that will be disclosed in the proxy statement/prospectus.  Victory CEMP Multi-Asset Balanced Fund shareholders who do not wish to own shares of Victory Strategic Allocation Fund may, prior to that date: (1) redeem their shares; or (2) exchange their shares for shares of another Victory Fund by contacting us at 1-800- 539-3863.  Please note that if shares are held in a taxable account, a redemption or exchange will be a taxable event and may result in a gain or loss in connection with that transaction.

Victory CEMP Multi-Asset Balanced Fund Closed to New Investors

Effective April 1, 2016, the Victory CEMP Multi-Asset Balanced Fund is closed to new shareholder accounts.  After that date, the Victory CEMP Multi-Asset Balanced Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

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